                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 19, 2004


                           FIRST STATE BANCORPORATION
             (Exact name of registrant as specified in its charter)


           NEW MEXICO                    001-12487               85-0366665
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)


7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO                      87109
     (Address of principal executive offices)                    (Zip Code)


                                 (505) 241-7500
               Registrant's Telephone Number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         Item (c) Exhibits.

         Exhibit 99.1 News release, dated April 19, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 19, 2004, the Registrant issued a News Release announcing its first quarter 2004 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST STATE BANCORPORATION


Date: April 19, 2004                   By: /s/ Christopher C. Spencer
                                           ----------------------------------
                                           Christopher C. Spencer
                                           Senior Vice President and
                                           Chief Financial Officer



                                  EXHIBIT INDEX



Exhibit           Description
-------           --------------
99.1              News release, dated April 19, 2004.


                                      -2-